UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

July 21, 2004
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	1-13102 (Commission file number)	36-3935116 (I.R.S. Employer Identification No.)

311 S. WACKER DRIVE, SUITE 4000
CHICAGO, ILLINOIS 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 21, 2004, First Industrial Realty Trust, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004 and certain other information.

     Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company’s press release dated July 21, 2004, announcing its financial results for the fiscal quarter ended June 30, 2004.

     On July 22, 2004, the Company will hold an investor conference and webcast at 11a.m. EDT to disclose and discuss the financial results for the second fiscal quarter of 2004.

     The information furnished in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.
	By:	/s/ Michael J. Havala
		Name:	Michael J. Havala
		Title:	Chief Financial Officer
Date: July 21, 2004

EXHIBIT INDEX

Number	Description
99.1	Press Release, dated July 21, 2004.